 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): August 10, 2021

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 10, 2021, Amyris, Inc. (the “Company”) was notified of Patrick Yang’s decision to resign from the Company’s Board of Directors (the “Board”), effective September 1, 2021. Mr. Yang had been serving on the Board since July 2014. His resignation is not the result of any disagreement with the Company or due to any matter relating to its operations, policies or practices.

On August 10, 2021, the Board appointed Ryan Panchadsaram as a Class III director (whose initial term will expire at the Company’s annual meeting of stockholders to be held in 2022 or upon his earlier death, resignation or removal) to fill the vacancy resulting from the resignation of Christoph Goppelsroeder from the Board on April 1, 2021. Mr. Panchadsaram formerly served as Deputy Chief Technology Officer for the United States and currently serves as Advisor to the Chairman of Kleiner Perkins.

Mr. Panchadsaram is eligible for the Company’s standard compensation for non-employee directors, as disclosed in the “Director Compensation” section of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2021. The Company will enter into an indemnification agreement with Mr. Panchadsaram in the form that it has entered into with its other directors and that is filed as Exhibit 10.01 to the Company’s registration statement on Form S-1 (File No. 333-166135). The indemnification agreement and the Company’s restated certificate of incorporation, as amended, and restated bylaws require the Company to indemnify its directors to the fullest extent permitted by Delaware law.

There is no arrangement or understanding with any person pursuant to which Mr. Panchadsaram was appointed as a member of the Board, and Mr. Panchadsaram does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: August 16, 2021	By:	/s/ Han Kieftenbeld
Han Kieftenbeld
Chief Financial Officer